Exhibit 99.1

NightHawk Biosciences A rapidly growing, highly scalable biologics Contract Development & Manufacturing Organization (CDMO) Investor Presentation - January 2024 NYSE: NHWK

This presentation includes statements that are, or may be deemed, “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. In some cases, these forward - looking statements can be identified by the u se of forward - looking terminology, including the terms “believes”, “estimates”, “anticipates”, “expects”, “plans”, “intends”, “may” , “could”, “might”, “will”, “should”, “approximately” or, in each case, their negative or other variations thereon or comparable termino log y, although not all forward - looking statements contain these words. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations, concerning, am ong other things, the demand for contract development & manufacturing organization services growing, our recognizing revenue in 2 024 from over $20M in Scorpius signed manufacturing contracts, expected high margins and long - term profitability, leveraging fixed costs as revenue continues to grow resulting in high margins and long - term profitability, the industry in which we operate and t he trends that may affect the industry or us. By their nature, forward - looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward - looking statement contained in this presentation, we caution you that forward - looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of th e i ndustry in which we operate may differ materially from the forward - looking statements contained in this presentation as a result of, am ong other factors, the factors referenced in the “Risk Factors” section of our Annual Report on Form 10 - K for the year ended Decembe r 31, 2022, our quarterly reports on Form 10 - Q for the subsequent quarters and our other subsequent filings with the Securities an d Exchange Commission (collectively, our “SEC Filings”). In addition, even if results of operations, financial condition and li qui dity, and the development of the industry in which we operate are consistent with the forward - looking statements contained in this presentation, they may not be predictive of results or developments in future periods. Any forward - looking statements that we m ake in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required by law. Forward Looking Statements Forward Looking Statement

Full - Service CDMO Focused on Biologic Production for the Middle Market Scorpius seeks to differentiate itself from competitors with a comprehensive mix of service offerings and a nimble, “boutique” approach to project planning and execution

Investment Highlights x Growing demand for Contract Development & Manufacturing Organization (CDMO) services and significant shortage of dedicated clinical - scale manufacturing capacity within the industry x Pure - play biologics CDMO offering a comprehensive range of services from process and analytical development through clinical - stage and small - scale commercial cGMP manufacturing x Began 2023 with $3M signed contracts, which has grown to over $20M in signed contracts , with recognized revenue from a substantial number of these contracts expected in 2024 x Installed capacity to support a large and growing pipeline and backlog that is being driven by new customer acquisition and existing customer/program expansion x Customers include many premier biopharma and emerging biotech companies , as well as leading research institutions x Ability to leverage fixed costs as revenue continues to grow; expected to result in high margins and long - term profitability Investment Highlights

Refocused and Recharged Recently divested non - core assets and contractual obligations to focus on Scorpius BioManufacturing operations » Terminated major in - house research activities » Divested non - core assets » Slashed non - core liabilities and burn rate These efforts have eliminated approximately $40M of contractual obligations and reduced operating expenses by over $13M per year Now laser - focused on driving revenue and cash flow through our Scorpius operations

Increased Biologic Demand Driving Rapid Growth in CDMO Segment Large Molecule Drug Substance CDMO Market size is poised to grow from $10.86B in 2022 to $21B by 2030, growing at a CAGR of 8.6% in the forecast period (2023 - 2030)* * SkyQuest Large Molecule Industry Forecast, July 2023 Over the last decade, R&D spending has steadily shifted from its focus on small molecules to the growing biologics segment » This shift has resulted in significantly higher demand for pharma services providers to assist in advancing these large molecules through the clinic » An increasing number of FDA approvals for biologics - based drugs has further validated interest in the space » It takes years of investment to establish complex facilities with talented teams, strong quality management and operating procedures up to regulatory standards » Already - established CDMOs, like Scorpius, are well - positioned to develop relationships with biotech clients ahead of future competition **Coherent Market Insights, July 2021, Biologics Market Analysis.

Business History

In the two years since breaking ground, Scorpius has generated revenue and is currently executing on a diverse pipeline of CDMO contracts

Nov '20: *Scorpius BioManufacturing is founded*

Worked with industry-leading advisors to design and build state-of-the-art, co-located mammalian and microbial facilities

Aug '21: *Broke ground on San Antonio, TX facility*

2H '22: *Onboarded key execs and industry experts to build out management team*

Oct '22: *Opened San Antonio facility*

Q4 '22: *Onboarded first client for microbial commercial contract*

Q1'24: *Substantial pipeline with preparation for first GMP batches underway*

Q1'24: *Over $20M in signed contracts with substantial revenue from these contracts anticipated in 2024*

2H '20 | 1H '21 | 2H '21 | 1H '22 | 2H '22 | 1H '23 | 2H '23 | 1H '24

Since inception, Scorpius has signed 12+ development and manufacturing agreements with various pharma and biotech clients

NightHawk Biosciences | Scorpius BioManufacturing

Scorpius Snapshot Clinical - scale biomanufacturing in San Antonio, TX located in the heart of a thriving innovation district Highly skilled scientific and manufacturing leadership team US - sourced supply chain with US and international customers In - house process development and analytical services including Microbial fermentation, MAbs , Cell Therapy products

San Antonio Facility Overview


SCORPIUS
BIOMANUFACTURING

Expertise in Mammalian and Microbial Manufacturing

40,000+ sq. ft. footprint includes

- Brand new, state-of-the-art 40,000 sq. ft. facility with:
  - **~5,400** sq. ft. Mammalian / Cell Therapy manufacturing space
  - **~3,200** sq. ft. Microbial manufacturing space
  - **~2,000** sq. ft. of analytical development / QC space
  - **~2,000** sq. ft. of process development space
- Additional 20,000 sq. ft. warehouse space
- Large molecule manufacturing capabilities span preclinical through mid-late clinical scale and small-scale commercial:
  - **Mammalian** (250 mL development – 500 L manufacturing)
  - **Microbial** (250 mL development – 200 L manufacturing)
- Clinical-scale development for third-party clients started in Oct '22
- First client GMP batches planned for Q1 '24
- 80+ employees, including a veteran management team with deep experience and tenure in the CDMO space

NIGHTHAWK BIOSCIENCES
SCORPIUS BIOMANUFACTURING

Supported Drug Modalities Phase - Appropriate Process Development Clinical - Scale Manufacturing Small - Scale Commercial Manufacturing Mammalian Cell Culture • Antibody Production • Monoclonals, Bi - Specifics • Recombinant Therapeutic Proteins • Allogeneic and Autologous Cell Therapy • Fc Fusions • Cells, Exosomes, Secretome Microbial Fermentation • Recombinant Therapeutic Proteins & Enzyme Products • Bacterial Subunit Vaccines

Financial Profile Robust Pipeline Supported by Streamlined Marketing Approach » Since inception, Scorpius has signed 12+ development and manufacturing agreements , establishing strong brand recognition » Over $20M in signed contracts with substantial revenue from these contracts anticipated in 2024 » Rapidly expanding pipeline with several near - term opportunities » ~$32M of direct facility investment (PP&E, etc.) » $50M+ revenue/ yr capacity in current San Antonio facility configuration, with substantial expansion possibilities

Balance Sheet Highlights » Over $20 million of PP&E acquired without term debt (as of 09/30/23) » No term debt » ROU assets and liabilities represent all Scorpius facilities ($22M) and leased specialized equipment ($2.5M) (as of 09/30/23) » Capital investment into facility and equipment completed in Q3, 2023 » Clean capital structure » ~26.1 million common shares outstanding (as of 01/15/24) » No warrants outstanding (as of 01/15/24)

2024 Goals Plans to grow market share through several initiatives in 2024: » Deliver seamless execution on signed manufacturing contracts » Expand pipeline with target biotech, pharma, and research customers » Streamline operations to deliver at scale » Bolster and strengthen in - house development and analytical services » Develop talent and culture, creating a team that can win long - term Focused on driving revenue and cash flow

Leadership Team



Jeff Wolf
Founder & CEO
30+ Years Of Experience
Avigen, TyRx Pharma, EluSys Tx



Bill Ostrander
Chief Financial Officer
20+ Years Of Experience
KBI



Stephan Kutzer
Senior Advisor
25+ Years Of Experience
Alcami, Lonza



Joe Payne
VP, Quality & Regulatory
20+ Years Of Experience
Alcami, Tergus, Teva



Matt LeClair
VP, Manufacturing Operations
30+ Years Of Experience
Abzena, Takeda



Brian O'Mara
VP, Process Sciences
20+ Years Of Experience
Ambrx, Bristol-Myers Squibb, Genencor, Wyeth



Steve Lavezoli
VP, Business Development
20+ Years Of Experience
Catalent, W.L. Gore



Ania Szymanska
Site Quality Head
25+ Years Of Experience
Opex Tx, Bellicum, Marker Tx

NightHawk Biosciences
Scorpius Biomanufacturing

Summary x Growing demand for Contract Development & Manufacturing Organization (CDMO) services and significant shortage of dedicated clinical - scale manufacturing capacity within the industry x Scorpius began 2023 with $3M of signed manufacturing contracts, which has grown to over $20M in signed manufacturing contracts, with recognized revenue from a substantial number of these contracts expected in 2024 x Customers include many premier pharma and biotech companies, as well as leading research institutions x Recently divested non - core assets to focus on CDMO operations; eliminated approximately $40M of contractual obligations and reduced operating expenses by over $13M per year x Ability to leverage fixed costs as revenue continues to grow; expected to result in higher margins and long - term profitability

A Full - Service CDMO Focused on Biologic Production for the Middle Market